SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 1, 2003

COINSTAR, INC.

(Exact name of registrant as specified in charter)

Delaware	000-22555	94-3156448
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

COINSTAR, INC.

1800 – 114th Avenue SE

Bellevue, Washington 98004

(Address of principal executive offices) (Zip Code)

(425) 943-8000

(Registrant’s telephone number, including area code)

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits

(c)	Exhibits

99.1	Press Release dated May 1, 2003

Item 9.    Regulation FD Disclosure

The information included in this section is being furnished under “Item 12. Disclosure of Results of Operations and Financial Condition” and is included under this Item 9 in accordance with SEC Release No. 33-8216.

On May 1, 2003, Coinstar, Inc. issued a press release announcing its financial results for the first quarter ended March 31, 2003. A copy of this press release is attached hereto as Exhibit 99.1.

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

COINSTAR, INC.

By:	/s/ David W. Cole
David W. Cole
Chief Executive Officer

Dated: May 1, 2003

3

Index to Exhibits

99.1	Press Release dated May 1, 2003